Item 1. Report to Stockholders:

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The following is a copy of the report transmitted to stockholders pursuantto Rule 30e-1 under the Investment Company Act of 1940:

Putnam International New Opportunities Fund

9|30|05

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

International New

Opportunities Fund

9 | 30 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	56
Brokerage commissions	57
About the Trustees	58
Officers	64

Cover photograph: Vineyard, Napa County, California © Charles O'Rear

Message from the Trustees

Dear Fellow Shareholder

During the period ended September 30, 2005, domestic stock and bond markets advanced modestly while major markets outside the United States showed far greater strength. The Federal Reserve Board’s program of interest-rate increases and higher energy prices put pressure on U.S. consumer spending, and the impact of an unusually active hurricane season on the U.S. economy introduced a new cause of concern for financial markets. We believe that amid the uncertainties of this economic and market environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We also want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International New Opportunities Fund: seeking to benefit from growing companies abroad

If you have ever worn an adidas sports shoe, used a Nokia wireless phone, or taken digital pictures with a Canon camera, you probably understand part of the philosophy behind Putnam International New Opportunities Fund: Great companies outside the United States, with products and services in strong demand, can be a great investment.

Of course, there is more to a growth company than great products, and that’s why the fund’s management team relies on a disciplined strategy and research by Putnam’s in-house analysts to select portfolio holdings from the thousands of companies operating abroad. The team wants to find companies that are well managed, with sound business models and solid balance sheets.

The fund also invests in companies of various sizes to benefit from different types of growth potential: large companies that dominate their industries, as well as midsize and small companies in an expansionary-growth phase. It is important to note that investments in small or midsize companies increase the risk of greater price fluctuations.

With regard to regions, the fund currently invests primarily in developed markets such as Japan, Canada, and the European Union, but it can also invest in emerging markets, which may offer faster rates of economic growth but subject the fund to greater risk of volatility and illiquid securities. For enhanced access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

Putnam International New Opportunities Fund’s holdings have spanned many sectors and international markets.

While investing in companies located in different economic and political systems involves risk, it may give your money a chance to grow, even during a downturn in the U.S. economy. International economies may be expanding at times when the U.S. economy is sluggish. Also, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, the pound, and other currencies can fluctuate in value, your investment can benefit when these currencies strengthen against the U.S. dollar.

In all its decisions, the fund’s management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they offer more risk than reward. For more than 10 years, the fund has helped investors benefit from investing in rapidly growing international companies.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those companies believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam International New Opportunities Fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, or business unit growth, and have the potential for positive earnings surprises. It primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking long-term capital appreciation with international diversification.

Highlights

  In the year ended September 30, 2005, Putnam International New Opportunities Fund’s class A shares returned 30.93% without sales charges.
  The fund’s benchmark, the S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI), gained 27.36%.
  The fund’s peer group, Lipper International Multi-Cap Growth Funds, had an average return of 25.12% during the period.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance
Total return for class A shares for periods ended 9/30/05

Since the fund's inception (1/3/95), average annual return is 8.07% at NAV and 7.53% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	6.63%	6.06%	90.04%	80.06%

5 years	–2.65	–3.69	–12.55	–17.15

1 year	30.93	24.09	30.93	24.09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

We are pleased to report that the fund delivered strong absolute returns during the period and outperformed both its benchmark index and the average return of funds in its peer group, based on results at net asset value (NAV, or without sales charges). We attribute these results primarily to the team’s successful stock selection. Sector and market weightings, as well as currency positions, had minimal effect on the fund’s relative results. We regard these results as a reminder of the benefits of patience in investing. Before this fiscal period began, international stock markets had been sluggish and had not placed a premium on earnings growth, but now we have been seeing a new, more confident environment. It is also gratifying to note that the fund delivered these results at a time when U.S. stocks have begun to lag, underscoring the value of international diversification.

Market overview
Although economic growth rates in most developed international markets were unremarkable during the period, there were positive developments among many growth companies, attracting investors who bid up their prices. In Japan and Germany, the second- and third-largest economies in the world after the United States, an increasing number of companies responded to the need to achieve higher profit margins. In Japan, Prime Minister Koizumi also won a parliamentary election by campaigning on the need to reform the nation’s postalsavings system. This victory adds to investor enthusiasm because it has the potential to bring about more efficient allocation of capital in Japan. In terms of regions, emerging markets experienced the strongest rates of economic growth and stock market results. Asian markets performed somewhat better than Europe.

Another noteworthy trend in international markets was the leadership of stocks in the energy sector. The sustained increase in energy prices, which rose to their highest levels since the 1970s, when adjusted for inflation, added to the earnings of oil and natural gas companies, particularly in Europe and Canada. This trend also helped the performance of the utilities sector. Several European markets, as well as Canada, have sizable energy sectors. Other sectors with signs of strength included health care and communications services.

Strategy overview

The fund’s strategy is to identify stocks of companies that can achieve capital appreciation through business growth. We research companies by analyzing their financial statements and business models. We also strive to talk with the company’s management and try to gather information from their competitors and customers. To manage risk, we select stocks we believe have the most attractive valuations relative to their growth prospects. The fund’s strategy also allows us to invest in companies of different sizes. This flexibility is helpful because it gives the portfolio more potential sources of growth. Large companies, for example, can grow by exploiting their organizational scale and marketing muscle. On the other hand, midsize and smaller companies can sometimes achieve faster growth rates than large companies if they have a new product or service in strong demand. Our approach is founded on stock selection, and we do not try to determine market or sector weightings as a way of contributing to performance.

During the period, the portfolio was broadly diversified across sectors and

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/05.

Equities
S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI)
(international growth stocks of large companies)	27.36%

MSCI EAFE Index (international stocks)	25.79%

Russell 1000 Growth Index (large-company growth stocks)	11.60%

S&P 500 Index (broad stock market)	12.25%

Bonds
Citigroup World Government Bond Index (global government bonds)	3.02%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.47%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	6.75%

markets. As we identified a greater assortment of attractive companies in Japan and Germany, the portfolio’s weightings in those markets increased. We continued to find attractive growth stocks among large, midsize, and small companies.

Your fund’s holdings

Among the fund’s largest holdings and an overweight position in the portfolio was Japan Tobacco. This stock performed well as company management responded aggressively to adverse conditions. It lost its exclusive partnership with Altria of the United States, which had enabled it to distribute the valuable Marlboro brand in Japan. In response, Japan Tobacco restructured and successfully cut costs.  Its own brands are competing well with American imports. It has proved a rewarding investment and one that we believe offers additional growth potential.

Mizuho Financial Group provides further evidence of the positive business changes happening in Japan. Japanese banks in general have been recovering by resolving the problems with non-performing loans that plagued them in the 1990s. Mizuho had significant problems in this regard, and therefore has experienced greater price appreciation than many others as it has recovered.

However, some Japanese holdings were disappointing. Investment company Nomura Holdings was chosen for the portfolio because we expected an acceleration of mergers and acquisitions

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

activity as well as stronger demand for retail investments, but growth in these areas was below our expectations. At the same time, the company’s management has not controlled costs as well as we expected, and so we decided to sell the position. Another Japanese holding, Omron, makes factory automation equipment. Although its recent sales have been lackluster, we continue to hold the stock for its long-term potential.

BPB, a U.K. company that makes plasterboard, in our view has an impressive growth outlook in an industry not known for rapid growth. The company is benefiting from a shift in building methods in many regions of the world, where, increasingly, builders are using plasterboard as the cost of traditional plasterers has become more expensive. BPB has the scale to supply many of these markets, particularly in Europe. Its industry position made it the target of a hostile takeover attempt, which has caused the stock’s price to jump significantly in recent months.

In the energy sector, our holdings in major oil companies contributed gains, but two smaller companies had even more impressive results. Canadian Natural Resources supplies oil and natural gas to the United States, and has one of the most aggressive energy exploration and production plans in

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 9/30/05. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry
BP PLC (3.3%)	United Kingdom	Oil and gas

GlaxoSmithKline PLC (3.2%)	United Kingdom	Pharmaceuticals

Japan Tobacco, Inc. (2.9%)	Japan	Tobacco

Total SA (2.8%)	France	Oil and gas

Royal Dutch Shell PLC Class A (2.1%)	Netherlands	Oil and gas

Takeda Pharmaceutical Co., Ltd. (2.0%)	Japan	Pharmaceuticals

Statoil ASA (2.0%)	Norway	Oil and gas

Samsung Electronics Co., Ltd. (1.9%)	South Korea	Electronics

Nestle SA (1.9%)	Switzerland	Food

Novartis AG (1.8%)	Switzerland	Pharmaceuticals

the industry. It has benefited disproportionately from rising oil prices, because it possesses vast oil reserves in the province of Alberta. Steamship company Dampskibsselskabet Torm A/S of Denmark also benefits from high oil prices. This company specializes in shipping refined petroleum products, such as gasoline and jet fuel, in its fleet of specialized tankers. Demand for shipping these products from international markets to the United States has risen dramatically, as demand in the U.S. has been outstripping refining capacity, and became even more imbal-anced with the hurricane damage to Gulf Coast refineries.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

For shareholders who favor this fund’s growth strategy, the past year has been an important reward for patience after previous years in which growth-style stocks underperformed value-style stocks. We believe our research capabilities and disciplined stock selection strategy continue to position the fund to benefit from leading international growth stocks. In our view, the outlook for growth stocks in international markets is strong because we believe that the economic expansion that began in late 2003 is becoming broader and more sustained. Emerging markets and select developed markets have already experienced rapid growth. The United Kingdom and Australia found it necessary to slow growth by raising interest rates in the past year. In Japan and Germany, economic conditions appear to be strengthening. We believe the portfolio is positioned in a broad array of international growth companies with strong capital appreciation potential in the vibrant international business conditions we anticipate.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended September 30, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

Fund performance
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R

(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV
Annual average
(life of fund)	8.07%	7.53%	7.28%	7.28%	7.27%	7.27%	7.55%	7.20%	7.81%

10 years	90.04	80.06	76.61	76.61	76.58	76.58	80.98	74.69	85.64
Annual average	6.63	6.06	5.85	5.85	5.85	5.85	6.11	5.74	6.38

5 years	–12.55	–17.15	–15.76	–17.13	–15.71	–15.71	–14.69	–17.67	–13.49
Annual average	–2.65	–3.69	–3.37	–3.69	–3.36	–3.36	–3.13	–3.81	–2.86

1 year	30.93	24.09	29.99	24.99	29.99	28.99	30.24	25.68	30.59

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 9/30/95 to 9/30/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,661 and $17,658, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $18,098 ($17,469 at public offering price). A $10,000 investment in the fund’s class R shares would have been valued at $18,564. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 9/30/05

S&P/Citigroup
	World Ex-U.S.	Lipper International
	Growth Primary	Multi-Cap Growth
	Market Index (PMI)	Funds category average*

Annual average
(life of fund)	6.69%	6.73%

10 years	81.99	91.40
Annual average	6.17	6.16

5 years	2.79	0.04
Annual average	0.55	–0.46

1 year	27.36	25.12

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/05, there were 178, 108, and 35 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 9/30/05

		Class A		Class B	Class C	Class M		Class R

	Distributions (number)	1		--	--	--		1

	Income	$0.0235		--	--	--		$0.0280

	Capital gains	--		--	--	--		--

	Total	$0.0235		--	--	--		$0.0280

	Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV
	9/30/04	$10.34	$10.91	$9.67	$9.97	$9.92	$10.28	$10.34

	9/30/05	13.51	14.26	12.57	12.96	12.92	13.35*	13.47

*	Reflects a reduction in sales charges that took effect on April 1, 2005.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International New Opportunities Fund from April 1, 2005, to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R
Expenses paid per $1,000*	$8.87	$12.85	$12.85	$11.52	$10.19

Ending value (after expenses)	$1,130.50	$1,126.40	$1,127.00	$1,128.40	$1,129.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2005, use the calculation method below. To find the value of your investment on April 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R
Expenses paid per $1,000*	$8.39	$12.16	$12.16	$10.91	$9.65

Ending value (after expenses)	$1,016.75	$1,012.99	$1,012.99	$1,014.24	$1,015.49

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

		Class A	Class B	Class C	Class M	Class R
	Your fund’s annualized
	expense ratio†	1.66%	2.41%	2.41%	2.16%	1.91%

	Average annualized expense
	ratio for Lipper peer group‡	1.69%	2.44%	2.44%	2.19%	1.94%

†	For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡

Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with
Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam International New
Opportunities Fund	92%	120%	144%	133%	229%

Lipper International Multi-Cap
Growth Funds category average	93%	100%	117%	117%	131%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader and Denise Selden is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and September 30, 2004.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $640,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Stephen Dexter and Denise Selden are not Portfolio Leaders or Portfolio Members of any other Putnam mutual fund. They may, however, also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2005. After the close of the period, Portfolio Member Peter Hadden left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of September 30, 2005, and
September 30, 2004.

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 44th percentile in management fees and in the 56th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

78th	52nd	85th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for your fund for the one- and five-year periods ended December 31, 2004. In this regard, the Trustees considered that, as part of a restructuring of Putnam Management’s equity group in January 2005, the fund’s investment team became part of Putnam’s broader Large Cap Equities team. Putnam Management believes that this change will facilitate closer cooperation across portfolio teams and increased exchange of investment ideas, which may expand the investment opportunities available to the fund’s managers.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Putnam International New Opportunities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the “fund”) at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts November 7, 2005

The fund’s portfolio 9/30/05

COMMON STOCKS (98.2%)*

	Shares	Value

Aerospace and Defense (0.5%)
CAE, Inc. (Canada)	133,700	$901,089
European Aeronautic Defense and Space Co. (Netherlands)	108,805	3,869,351
		4,770,440

Airlines (0.5%)
British Airways PLC (United Kingdom) †	694,274	3,595,266

Automotive (2.6%)
Mazda Motor Corp. (Japan) (S)	961,000	4,223,244
Renault SA (France)	63,438	6,026,191
Toyota Motor Corp. (Japan)	188,600	8,654,430
		18,903,865

Banking (9.5%)
Anglo Irish Bank Corp. PLC (Ireland)	521,788	7,126,745
BNP Paribas SA (France)	136,188	10,384,046
Depfa Bank PLC (Ireland)	188,943	3,047,573
DnB Holdings ASA (Norway)	552,983	5,723,321
Hana Bank (South Korea)	116,540	4,310,077
ICAP PLC (United Kingdom)	803,554	5,202,348
KBC Groupe SA (Belgium)	75,336	6,121,103
Mitsui Trust Holdings, Inc. (Japan)	300,000	4,161,666
Mizuho Financial Group, Inc. (Japan)	1,774	11,302,753
Nordea AB (Sweden)	391,500	3,926,501
Royal Bank of Scotland Group PLC (United Kingdom)	112,841	3,211,636
Royal Bank of Scotland Group PLC 144A (United Kingdom)	218,731	6,225,434
		70,743,203

Basic Materials (1.4%)
Antofagasta PLC (United Kingdom)	387,955	10,650,656

Beverage (1.5%)
Coca-Cola Hellenic Bottling Co., SA (Greece)	129,060	3,752,634
InBev NV (Belgium)	97,709	3,876,410
ITO EN, Ltd. (Japan)	70,500	3,303,521
		10,932,565

Broadcasting (1.0%)
Mediaset SpA (Italy)	341,300	4,050,599
Modern Times Group AB Class B (Sweden) †	92,450	3,493,510
		7,544,109

COMMON STOCKS (98.2%)* continued

	Shares	Value

Building Materials (3.2%)
BPB PLC (United Kingdom)	543,309	$7,073,396
CRH PLC (Ireland)	449,588	12,221,611
Sika AG (Switzerland) †	5,428	4,152,384
		23,447,391

Chemicals (1.2%)
BASF AG (Germany)	114,400	8,633,116

Commercial and Consumer Services (1.7%)
Kone OYJ Class B (Finland)	63,960	4,356,364
SGS Societe Generale Surveillance Holding SA
(Switzerland)	10,509	8,141,234
		12,497,598

Communications Equipment (1.6%)
Nokia OYJ (Finland)	272,176	4,573,828
Telefonaktiebolaget LM Ericsson AB Class B (Sweden)	2,025,748	7,418,978
		11,992,806

Computers (0.9%)
Logitech International SA (Switzerland) †	90,654	3,682,006
Media Tek, Inc. (Taiwan)	349,700	3,302,341
		6,984,347

Conglomerates (1.6%)
Vivendi Universal SA (France)	360,702	11,809,881

Construction (0.5%)
Vinci SA (France)	43,686	3,773,338

Consumer Finance (1.3%)
Aiful Corp. (Japan)	48,050	4,032,435
Diamond Lease Co., Ltd. (Japan)	135,000	5,611,101
		9,643,536

Consumer Goods (1.2%)
Fancl Corp. (Japan)	62,300	3,089,711
Henkel KGaA (Preference) (Germany)	38,300	3,493,733
Reckitt Benckiser PLC (United Kingdom)	85,738	2,619,202
		9,202,646

Consumer Staples (0.5%)
Orkla ASA (Norway)	100,745	3,838,684

Electric Utilities (1.7%)
E.On AG (Germany)	39,900	3,684,418
National Thermal Power Corp., Ltd. (India)	1,647,960	3,975,507
National Thermal Power Corp., Ltd. 144A (India)	66,800	161,147
Scottish and Southern Energy PLC (United Kingdom)	277,764	5,055,855
		12,876,927

COMMON STOCKS (98.2%)* continued

	Shares	Value

Electrical Equipment (0.9%)
Siemens AG (Germany)	82,900	$6,410,891

Electronics (5.9%)
ARM Holdings PLC (United Kingdom)	693,900	1,442,242
Ibiden Co., Ltd. (Japan)	132,000	5,509,707
LG Electronics, Inc. (South Korea)	112,240	7,536,576
Omron Corp. (Japan)	318,500	7,771,378
Samsung Electronics Co., Ltd. (South Korea)	24,700	13,951,585
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4,620,890	7,430,787
		43,642,275

Engineering & Construction (0.5%)
Daito Trust Construction Co., Ltd. (Japan)	84,500	3,706,010

Financial (1.8%)
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	2,130,000	7,289,913
Orix Corp. (Japan)	34,300	6,204,995
		13,494,908

Food (1.9%)
Nestle SA (Switzerland)	47,288	13,904,998

Health Care Services (0.5%)
MEDICEO Holdings Co., Ltd. (Japan)	225,800	3,606,583

Homebuilding (0.5%)
Berkely Group Holdings PLC (United Kingdom) †	233,861	3,594,851

Insurance (0.6%)
QBE Insurance Group, Ltd. (Australia)	318,508	4,542,023

Investment Banking/Brokerage (4.2%)
Aeroplan Income Fund (Canada)	189,400	2,048,582
Aeroplan Income Fund 144A (Canada)	157,800	1,706,791
AWD Holding AG (Germany)	186,487	7,103,998
Credit Suisse Group (Switzerland)	102,177	4,542,433
Macquarie Bank, Ltd. (Australia)	193,740	11,144,349
SembCorp Industries, Ltd. (Singapore)	2,415,800	4,290,941
		30,837,094

Machinery (0.6%)
SMC Corp. (Japan)	5,800	773,367
Wartsila OYJ Class B (Finland)	116,400	3,718,485
		4,491,852

Manufacturing (0.4%)
Wolseley PLC (United Kingdom)	143,154	3,036,169

Medical Technology (0.5%)
Straumann Holding AG (Switzerland)	14,719	3,959,821

COMMON STOCKS (98.2%)* continued

	Shares	Value

Metals (2.0%)
Rio Tinto, Ltd. (Australia)	218,358	$9,858,313
Teck Corp. (Canada)	106,000	4,764,199
		14,622,512

Natural Gas Utilities (0.6%)
Osaka Gas Co., Ltd. (Japan)	1,330,000	4,659,460

Oil & Gas (16.1%)
BP PLC (United Kingdom)	2,079,345	24,772,363
Canadian Natural Resources, Ltd. (Canada)	64,971	2,939,738
EnCana Corp. (Canada)	77,100	4,508,519
ENI SpA (Italy)	273,122	8,139,025
Norsk Hydro ASA (Norway)	66,482	7,472,064
Petro-Canada (Canada)	89,200	3,740,819
Royal Dutch Shell PLC Class A (Netherlands)	465,366	15,410,635
Royal Dutch Shell PLC Class B (Netherlands)	225,543	7,811,696
Saipem SpA (Italy)	560,250	9,475,601
Statoil ASA (Norway)	580,500	14,463,990
Total SA (France)	74,629	20,431,110
		119,165,560

Pharmaceuticals (11.3%)
AstraZeneca PLC (London Exchange) (United Kingdom)	154,589	7,205,473
Daiichi Sankyo Co., Ltd. (Japan) †	394,600	8,096,055
GlaxoSmithKline PLC (United Kingdom)	933,664	23,815,470
Novartis AG (Switzerland)	265,011	13,498,310
Sanofi-Synthelabo SA (France)	113,377	9,396,473
Taisho Pharmaceutical Co., Ltd. (Japan)	279,000	5,034,901
Takeda Pharmaceutical Co., Ltd. (Japan)	249,300	14,871,761
Terumo Corp. (Japan)	78,100	2,515,575
		84,434,018

Photography/Imaging (0.5%)
Konica Corp. (Japan)	398,500	3,629,121

Railroads (0.9%)
Canadian National Railway Co. (Canada)	88,900	6,320,995

Real Estate (1.4%)
Leopalace21 Corp. (Japan)	208,000	5,029,298
Nexity (France)	16,572	839,057
Nexity 144A (France)	81,520	4,127,439
		9,995,794

Retail (3.7%)
Hyundai Department Store Co., Ltd. (South Korea)	57,380	3,863,917
Inchcape PLC (United Kingdom)	95,178	3,685,408
Jeronimo Martins, SGPS, SA (Portugal)	375,904	5,437,827
Lawson, Inc. (Japan)	77,200	2,915,778

COMMON STOCKS (98.2%)* continued

	Shares	Value
Retail continued
Onward Kashiyama Co., Ltd. (Japan)	433,000	$6,877,868
Sundrug Co., Ltd. (Japan)	41,200	2,355,948
Woolworths, Ltd. (Australia)	197,610	2,508,727
		27,645,473

Semiconductor (0.4%)
Tokyo Electron, Ltd. (Japan)	50,800	2,703,177

Shipping (1.9%)
AP Moller - Maersk A/S (Denmark)	724	7,264,801
Dampskibsselskabet Torm A/S (Denmark)	56,300	3,234,011
Frontline, Ltd. (Bermuda) (S)	82,100	3,663,268
		14,162,080

Technology Services (1.6%)
Indira Sistemas SA Class A (Spain)	251,118	5,524,690
United Internet AG (Germany)	193,425	6,307,352
		11,832,042

Telecommunications (3.5%)
China Mobile (Hong Kong), Ltd. (Hong Kong)	905,500	4,435,578
Koninklijke (Royal) KPN NV (Netherlands)	986,822	8,874,520
NTT DoCoMo, Inc. (Japan)	3,274	5,836,110
Vodafone Group PLC (United Kingdom)	2,635,843	6,877,250
		26,023,458

Telephone (0.7%)
China Netcom Group Corp. (Hong Kong), Ltd.
(Hong Kong)	1,948,500	3,353,203
Telekom Austria AG (Austria)	108,533	2,165,345
		5,518,548

Tobacco (2.9%)
Japan Tobacco, Inc. (Japan)	1,338	21,134,885

Total common stocks (cost $605,553,949)		$728,914,972

SHORT-TERM INVESTMENTS (0.9%)* (cost $6,635,290)

	Principal amount	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 3.2% to 3.8% and
a due date of October 3, 2005 (d)	$6,637,056	$6,635,290

TOTAL INVESTMENTS

Total investments (cost $612,189,239)		$735,550,262

*	Percentages indicated are based on net assets of $741,915,122.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at September 30, 2005.
(d)	See Note 1 to the financial statements.
At September 30, 2005, liquid assets totaling $13,382,519 have been designated as collateral for open forward contracts.
144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at September 30, 2005: (as a percentage of Portfolio Value)
Australia	3.9%
Belgium	1.4
Bermuda	0.5
Canada	3.7
Denmark	1.4
Finland	1.7
France	9.2
Germany	4.9
Greece	0.5
Hong Kong	2.1
India	0.6
Ireland	3.1
Italy	3.0
Japan	21.6
Netherlands	4.9
Norway	4.3
Portugal	0.8
Singapore	0.6
South Korea	4.1
Spain	0.8
Sweden	2.0
Switzerland	7.1
Taiwan	1.5
United Kingdom	16.2
Other	0.1
_____
Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/05 (aggregate face value $153,503,881)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)
Australian Dollar	$47,606,141	$46,951,938	10/19/05	$ 654,203
British Pound	47,977,325	49,721,817	12/21/05	(1,744,492)
Canadian Dollar	33,779,157	32,579,500	10/19/05	1,199,657
Euro	10,801,192	10,897,463	12/21/05	(96,271)
Japanese Yen	10,161,658	10,391,921	11/16/05	(230,263)
Swedish Krona	1,827,874	1,837,175	12/21/05	(9,301)
Swiss Franc	1,076,546	1,124,067	12/21/05	(47,521)

Total				$(273,988)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/05 (aggregate face value $155,667,258)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)
Australian Dollar	$18,837,642	$18,704,065	10/19/05	$(133,577)
British Pound	69,975	70,668	12/21/05	693
Canadian Dollar	5,695,402	5,618,872	10/19/05	(76,530)
Euro	41,576,831	42,592,621	12/21/05	1,015,790
Japanese Yen	50,031,414	51,139,926	11/16/05	1,108,512
Norwegian Krone	15,932,862	16,235,999	12/21/05	303,137
Swedish Krona	3,650,545	3,762,417	12/21/05	111,872
Swiss Franc	17,019,290	17,542,690	12/21/05	523,400

Total				$2,853,297

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/05

ASSETS
Investments in securities, at value, including $6,297,055 of securities
on loan (identified cost $612,189,239) (Note 1)	$735,550,262

Foreign currency (cost $1,361,848) (Note 1)	1,267,499

Dividends, interest and other receivables	2,030,825

Receivable for shares of the fund sold	363,320

Receivable for securities sold	38,078,259

Receivable for open forward currency contracts (Note 1)	4,991,865

Receivable for closed forward currency contracts (Note 1)	1,757,125

Foreign tax reclaim	347,005

Total assets	784,386,160

LIABILITIES
Payable to subcustodian (Note 2)	6,148,689

Payable for securities purchased	21,102,255

Payable for shares of the fund repurchased	1,785,087

Payable for compensation of Manager (Notes 2 and 5)	1,755,491

Payable for investor servicing and custodian fees (Note 2)	649,142

Payable for Trustee compensation and expenses (Note 2)	182,305

Payable for administrative services (Note 2)	3,554

Payable for distribution fees (Note 2)	483,184

Payable for open forward currency contracts (Note 1)	2,412,556

Payable for closed forward currency contracts (Note 1)	1,205,481

Collateral on securities loaned, at value (Note 1)	6,635,290

Other accrued expenses	108,004

Total liabilities	42,471,038

Net assets	$741,915,122

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,329,614,302

Undistributed net investment income (Note 1)	7,153,827

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(720,672,431)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	125,819,424

Total -- Representing net assets applicable to capital shares outstanding	$741,915,122

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($558,100,814 divided by 41,302,058 shares)	$13.51

Offering price per class A share
(100/94.75 of $13.51)*	$14.26

Net asset value and offering price per class B share
($149,742,271 divided by 11,915,807 shares)**	$12.57

Net asset value and offering price per class C share
($15,097,882 divided by 1,165,197 shares)**	$12.96

Net asset value and redemption price per class M share
($18,906,946 divided by 1,463,753 shares)	$12.92

Offering price per class M share
(100/96.75 of $12.92)*	$13.35

Net asset value, offering price and redemption price per class R share
($67,209 divided by 4,990 shares)	$13.47

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/05

INVESTMENT INCOME
Dividends (net of foreign tax of $1,487,771)	$17,076,603

Interest (including interest income of $82,669
from investments in affiliated issuers) (Note 5)	87,054

Securities lending	38,731

Other income (Note 6)	649,373

Total investment income	17,851,761

EXPENSES
Compensation of Manager (Note 2)	6,942,401

Investor servicing fees (Note 2)	2,670,309

Custodian fees (Note 2)	821,311

Trustee compensation and expenses (Note 2)	34,818

Administrative services (Note 2)	32,754

Distribution fees -- Class A (Note 2)	1,240,001

Distribution fees -- Class B (Note 2)	1,859,673

Distribution fees -- Class C (Note 2)	146,156

Distribution fees -- Class M (Note 2)	140,958

Distribution fees -- Class R (Note 2)	190

Non-recurring costs (Notes 2 and 6)	9,651

Costs assumed by Manager (Notes 2 and 6)	(9,651)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(364,770)

Other	219,466

Total expenses	13,743,267

Expense reduction (Note 2)	(685,622)

Net expenses	13,057,645

Net investment income	4,794,116

Net realized gain on investments (net of foreign tax of $9,569) (Notes 1 and 3)	110,490,703

Net realized gain on foreign currency transactions (Note 1)	2,419,118

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	2,370,214

Net unrealized appreciation of investments during the year	71,439,157

Net gain on investments	186,719,192

Net increase in net assets resulting from operations	$191,513,308

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/05	9/30/04
Operations:
Net investment income	$4,794,116	$1,125,592

Net realized gain on investments and
foreign currency transactions	112,909,821	147,318,513

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	73,809,371	(23,500,905)

Net increase in net assets resulting from operations	191,513,308	124,943,200

Distributions to shareholders: (Note 1)

From net investment income

Class A	(981,036)	(3,865,333)

Class B	--	(645,691)

Class C	--	(17,403)

Class M	--	(97,044)

Class R	(30)	(9)

Redemption fees (Note 1)	13,326	36,745

Decrease from capital share transactions (Note 4)	(148,068,954)	(304,476,169)

Total increase (decrease) in net assets	42,476,614	(184,121,704)

NET ASSETS
Beginning of year	699,438,508	883,560,212

End of year (including undistributed net investment
income of $7,153,827 and $929,246, respectively)	$741,915,122	$699,438,508

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$10.34	$9.01	$7.37	$8.44	$18.94

Investment operations:
Net investment income (loss) (a)	.11(d,e)	.05(d)	.04	.03	(.01)

Net realized and unrealized
gain (loss) on investments	3.08	1.37	1.60	(1.10)	(7.86)

Total from
investment operations	3.19	1.42	1.64	(1.07)	(7.87)

Less distributions:
From net investment income	(.02)	(.09)	--	--	--

From net realized gain
on investments	--	--	--	--	(2.63)

Return of capital	--	--	--	--	--(f )

Total distributions	(.02)	(.09)	--	--	(2.63)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.51	$10.34	$9.01	$7.37	$8.44

Total return at
net asset value (%)(b)	30.93(e)	15.77	22.25	(12.68)	(45.96)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$558,101	$442,192	$481,845	$487,947	$711,537

Ratio of expenses to
average net assets (%)(c)	1.70(d)	1.68(d)	1.71	1.60	1.48

Ratio of net investment
income (loss) to average net assets (%)	.92(d,e)	.47(d)	.54	.35	(.11)

Portfolio turnover (%)	92.11	120.02	143.91	133.11	228.51

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.08%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.09% of average net assets for class A shares (Note 6).

(f)	Amounts represent less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$9.67	$8.43	$6.95	$8.02	$18.28

Investment operations:
Net investment income (loss) (a)	.01(d,e)	(.03)(d)	(.01)	(.04)	(.09)

Net realized and unrealized
gain (loss) on investments	2.89	1.29	1.49	(1.03)	(7.54)

Total from
investment operations	2.90	1.26	1.48	(1.07)	(7.63)

Less distributions:
From net investment income	--	(.02)	--	--	--

From net realized gain
on investments	--	--	--	--	(2.63)

Return of capital	--	--	--	--	--(f )

Total distributions	--	(.02)	--	--	(2.63)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$12.57	$9.67	$8.43	$6.95	$8.02

Total return at
net asset value (%)(b)	29.99(e)	14.93	21.30	(13.34)	(46.36)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$149,742	$224,449	$355,278	$355,650	$593,763

Ratio of expenses to
average net assets (%)(c)	2.45(d)	2.43(d)	2.46	2.35	2.19

Ratio of net investment income
(loss) to average net assets (%)	.07(d,e)	(.31)(d)	(.21)	(.43)	(.83)

Portfolio turnover (%)	92.11	120.02	143.91	133.11	228.51

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.08%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.09% of average net assets for class B shares (Note 6).

(f)	Amounts represent less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$9.97	$8.69	$7.16	$8.26	$18.72

Investment operations:
Net investment income (loss) (a)	.02(d,e)	(.03)(d)	(.02)	(.04)	(.10)

Net realized and unrealized
gain (loss) on investments	2.97	1.32	1.55	(1.06)	(7.73)

Total from
investment operations	2.99	1.29	1.53	(1.10)	(7.83)

Less distributions:
From net investment income	--	(.01)	--	--	--

From net realized gain
on investments	--	--	--	--	(2.63)

Return of capital	--	--	--	--	--(f )

Total distributions	--	(.01)	--	--	(2.63)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$12.96	$9.97	$8.69	$7.16	$8.26

Total return at
net asset value (%)(b)	29.99(e)	14.85	21.37	(13.32)	(46.33)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$15,098	$14,058	$19,034	$18,987	$34,250

Ratio of expenses to
average net assets (%)(c)	2.45(d)	2.43(d)	2.46	2.35	2.23

Ratio of net investment income
(loss) to average net assets (%)	.15(d,e)	(.30)(d)	(.21)	(.44)	(.86)

Portfolio turnover (%)	92.11	120.02	143.91	133.11	228.51

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.08%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.09% of average net assets for class C shares (Note 6).

(f)	Amounts represent less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended

	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01
Net asset value,
beginning of period	$9.92	$8.64	$7.10	$8.18	$18.53

Investment operations:
Net investment income (loss) (a)	.04(d,e)	(.01)(d)	--(f )	(.01)	(.07)

Net realized and unrealized
gain (loss) on investments	2.96	1.33	1.54	(1.07)	(7.65)

Total from
investment operations	3.00	1.32	1.54	(1.08)	(7.72)

Less distributions:
From net investment income	--	(.04)	--	--	--

From net realized gain
on investments	--	--	--	--	(2.63)

Return of capital	--	--	--	--	--(f )

Total distributions	--	(.04)	--	--	(2.63)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$12.92	$9.92	$8.64	$7.10	$8.18

Total return at
net asset value (%)(b)	30.24(e)	15.26	21.69	(13.20)	(46.20)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$18,907	$18,730	$27,403	$29,221	$48,887

Ratio of expenses to
average net assets (%)(c)	2.20(d)	2.18(d)	2.21	2.10	1.98

Ratio of net investment income
(loss) to average net assets (%)	.38(d,e)	(.06)(d)	.02	(.17)	(.62)

Portfolio turnover (%)	92.11	120.02	143.91	133.11	228.51

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.08%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.09% of average net assets for class M shares (Note 6).

(f)	Amounts represent less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	9/30/05	12/1/03†-9/30/04
Net asset value,
beginning of period	$10.34	$9.77

Investment operations:
Net investment income (a,b)	.13(e)	.01

Net realized and unrealized
gain on investments	3.03	.65

Total from
investment operations	3.16	.66

Less distributions:
From net investment income	(.03)	(.09)

Total distributions	(.03)	(.09)

Redemption fees	--(f )	--

Net asset value,
end of period	$13.47	$10.34

Total return at
net asset value (%)(c)	30.59(e)	6.75*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$67	$10

Ratio of expenses to
average net assets (%)(b,d)	1.95	1.61*

Ratio of net investment income to
average net assets (%)(b)	1.07(e)	.18*

Portfolio turnover (%)	92.11	120.02

†	Commencement of operations.

*	Not annualized.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.08%, respectively, of average net assets for class R shares (Notes 2 and 5).

(c)	Total return assumes dividend reinvestment.

(d)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.13% of average net assets for class R shares (Note 6).

(f)	Amounts represent less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/05

Note 1: Significant accounting policies

Putnam International New Opportunities Fund (the “Fund”) is a series of Putnam Investment Funds (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M, and class R shares. Effective October 3, 2005 the fund began offering class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2005, the value of securities loaned amounted to $6,297,055. The fund received cash collateral of $6,635,290 which is pooled with collateral of other Putnam funds into 2 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $719,499,463 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$546,196,274	September 30, 2010

173,303,189	September 30, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, realized and unrealized gains and losses on passive foreign investment companies and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2005, the fund reclassified $2,411,531 to increase undistributed net investment income and $2,411,531 to increase accumulated net realized losses.

The tax basis components of distributable earn-
ings and the federal tax cost as of period end
were as follows:

Unrealized appreciation	$ 126,280,080
Unrealized depreciation	(4,804,015)
Net unrealized appreciation	121,476,065
Undistributed ordinary income	10,445,125
Capital loss carryforward	(719,499,463)
Cost for federal income
tax purposes	$ 614,074,197

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Prior to December 31, 2004, Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plan) would exceed an annual rate of 1.42% of the fund’s average net assets.

For the year ended September 30, 2005, Putnam Management waived $358,752 of its management fee from the fund.

For the period ended September 30, 2005, Putnam Management has assumed $9,651 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2005, the fund paid PFTC $3,485,931 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended September 30, 2005, the fund’s expenses were reduced by $685,622 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $339, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $22,670 and $795 from the sale of class A and class M shares, respectively, and received $238,587 and $667 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended

September 30, 2005, Putnam Retail Management, acting as underwriter, received $145 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $656,987,049 and $799,433,629, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 9/30/05:
Shares sold	10,700,000	$126,885,312

Shares issued
in connection
with reinvestment
of distributions	80,976	922,320

	10,780,976	127,807,632

Shares
repurchased	(12,232,443)	(144,452,286)

Net decrease	(1,451,467)	$(16,644,654)

Year ended 9/30/04:
Shares sold	11,175,161	$113,926,578

Shares issued
in connection
with reinvestment
of distributions	388,643	3,862,900

	11,563,804	117,789,478

Shares
repurchased	(22,269,853)	(223,154,172)

Net decrease	(10,706,049)	$(105,364,694)

CLASS B	Shares	Amount
Year ended 9/30/05:
Shares sold	1,017,571	$11,259,331

Shares issued
in connection
with reinvestment
of distributions	--	--

	1,017,571	11,259,331

Shares
repurchased	(12,313,165)	(135,145,384)

Net decrease	(11,295,594)	$(123,886,053)

Year ended 9/30/04:
Shares sold	1,573,115	$15,045,243

Shares issued
in connection
with reinvestment
of distributions	61,760	576,844

	1,634,875	15,622,087

Shares
repurchased	(20,550,024)	(194,885,102)

Net decrease	(18,915,149)	$(179,263,015)

CLASS C	Shares	Amount
Year ended 9/30/05:
Shares sold	113,349	$1,301,745

Shares issued
in connection
with reinvestment
of distributions	--	--

	113,349	1,301,745

Shares
repurchased	(358,012)	(4,069,740)

Net decrease	(244,663)	$(2,767,995)

Year ended 9/30/04:
Shares sold	167,578	$ 1,653,790

Shares issued
in connection
with reinvestment
of distributions	1,500	14,445

	169,078	1,668,235

Shares
repurchased	(950,000)	(9,167,356)

Net decrease	(780,922)	$(7,499,121)

CLASS M	Shares	Amount
Year ended 9/30/05:
Shares sold	98,830	$ 1,126,861

Shares issued
in connection
with reinvestment
of distributions	--	--

	98,830	1,126,861

Shares
repurchased	(524,032)	(5,946,310)

Net decrease	(425,202)	$ (4,819,449)

Year ended 9/30/04:
Shares sold	170,188	$ 1,657,598

Shares issued
in connection
with reinvestment
of distributions	9,059	86,510

	179,247	1,744,108

Shares
repurchased	(1,461,073)	(14,103,094)

Net decrease	(1,281,826)	$(12,358,986)

CLASS R	Shares	Amount
Year ended 9/30/05:
Shares sold	4,771	$58,116

Shares issued
in connection
with reinvestment
of distributions	3	30

	4,774	58,146

Shares
repurchased	(746)	(8,949)

Net increase	4,028	$49,197

For the period 12/1/03 (commencement of operations)
to 9/30/04:
Shares sold	1,449	$14,578

Shares issued
in connection
with reinvestment
of distributions	1	9

	1,450	14,587

Shares
repurchased	(488)	(4,940)

Net increase	962	$ 9,647

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2005, management fees paid were reduced by $6,018 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $82,669 for the year ended September 30, 2005. During the year ended September 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $231,416,747 and $234,833,127, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $649,373 has been allocated for distribution to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $18,846,884 or $0.34 {for all classes of shares}. Taxes paid to foreign countries were $1,497,340 or $0.027 {for all classes of shares}.

For its tax year ended September 30, 2005, the fund hereby designates 100%, the maximum amount allowable, of its net taxable income as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Broker commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended September 30, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, UBS Warburg, Goldman Sachs, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended September 30, 2005.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (4/6/58)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (3/30/60)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

*	A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.
†	Closed to new investors.
‡	Formerly Putnam Intermediate U.S. Government Income Fund.
§	An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Beth S. Mazor
Vice President
Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN010 228896 11/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing
Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of
Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2005	$56,439*	$-	$9,816	$391
September 30, 2004	$61,527*	$-	$8,534	$156

* Includes fees of $ 424 and $ 698 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2005 and September 30, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2005 and September 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $197,954 and $140,950 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.
Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2005	$-	$-	$-	$-
September 30, 2004	$-	$-	$-	$-

Item 5. Audit Committee:
Not applicable
Item 6. Schedule of Investments:
Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:
Not applicable
Item 8. Purchases of Equity Securities by Closed-End Management Investment
Companies and Affiliated Purchasers:

Not applicable
Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: November 29, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter

Principal Executive Officer

Date: November 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar

Principal Financial Officer

Date: November 29, 2005